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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant To Section 13 or 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)    August 17, 1999

                             INVITROGEN CORPORATION
               (Exact name of registrant as specified in charter)

           DELAWARE                    0-25317                 33-0373077
(State or other jurisdiction    (Commission File Number)   (IRS Employer
of incorporation)                                          Identification No.)

1600 FARADAY AVENUE, CARLSBAD, CA                                92008
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code  (760) 603-7200

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 2.  Acquisition Or Disposition Of Assets

         On August 17, 1999, Invitrogen Corporation ("Invitrogen") completed a merger pursuant to which NOVEX, a California corporation ("NOVEX"), became a wholly owned subsidiary of Invitrogen. NOVEX is involved in producing and supplying protein and nucleic acid electrophoresis, detection and analysis products used in molecular biology. Upon completion of the merger, each share of NOVEX stock was converted into the right to receive a fraction of a share of Invitrogen common stock equal to an exchange ratio of .23188 and each outstanding option to purchase NOVEX common stock was converted into the right to purchase a fraction of a share of Invitrogen common stock equal to the same exchange ratio. The exchange ratio was calculated by dividing 3,000,000 by the sum of (i) the total number of shares of NOVEX common stock outstanding immediately prior to the effective time of the merger and (ii) the number of shares of NOVEX common stock issuable upon exercise of all NOVEX stock options outstanding on the day immediately preceding the effective time of the merger. The exchange ratio was based on (i) the negotiated value of NOVEX, (ii) the number of NOVEX shares and options outstanding, and (iii) the recent market price of Invitrogen Common Stock. Invitrogen intends to continue NOVEX's operations as part of Invitrogen's business segment. A total of 3,000,000 shares of Invitrogen Common Stock are issuable to the shareholders and optionholders of NOVEX as a result of the exchange of securities in the merger.

ITEM 7.  Financial Statements And Exhibits

         (a)      Financial Statements of NOVEX.

                  The following Financial Statements of NOVEX will be filed by amendment: 1) NOVEX audited (i) Consolidated Balance Sheets as of March 31, 1999 and 1998; (ii) Consolidated Statements of Income for the years ended March 31, 1999, 1998 and 1997;
                  (iii) Consolidated Statements of Stockholders' Equity for the years ended March 31, 1999, 1998 and 1997; (iv) Consolidated Statements of Cash Flows for the years ended March 31, 1999, 1998 and 1997; and related Notes to Consolidated Financial Statements; and 2) NOVEX unaudited (i) Consolidated Balance Sheet as of June 30, 1999; (ii) Consolidated Statements of Income for the three months ended June 30, 1999 and 1998; and
                  (iii) Consolidated Statements of Cash Flows for the three months ended June 30, 1999 and 1998.

         (b)      Pro forma financial information.

                  The following pro forma financial information will be filed by amendment: Invitrogen Corporation and NOVEX Unaudited Pro Forma (i) Combined Balance Sheet as of June 30, 1999; (ii) Combined Statements of Income for the six months ended June 30, 1999 and 1998 and for the years ended December 31, 1998, 1997 and 1996; and (iii) related Notes to Combined Financial Statements.


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         (c)      Exhibits.

EXHIBIT                    DESCRIPTION

2.1 Agreement and Plan of Reorganization dated as of June 14, 1999 by and among Invitrogen Corporation, Invo Merger Corporation, and NOVEX. Schedules and similar attachments to this Exhibit have not been filed; upon request, Invitrogen will furnish supplementally to the Commission a copy of any omitted schedule. Incorporated by reference from Annex A to the Registration Statement on Form S-4 (Commission File No. 333-82593).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 31, 1999                      INVITROGEN CORPORATION


                                              By:     /s/ James R. Glynn
                                                      ------------------
                                                      James R. Glynn
                                                      Chief Financial Officer


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                                INDEX OF EXHIBITS



EXHIBIT                    DESCRIPTION

2.1 Agreement and Plan of Reorganization dated as of June 14, 1999 by and among Invitrogen Corporation, Invo Merger Corporation, and NOVEX. Schedules and similar attachments to this Exhibit have not been filed; upon request, Invitrogen will furnish supplementally to the Commission a copy of any omitted schedule. Incorporated by reference from Annex A to the Registration Statement on Form S-4 (Commission File No. 333-82593).


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